Exhibit 1(f)
                     FIFTH AMENDMENT DATED OCTOBER 14, 2002

          TO JANUS ADVISER SERIES TRUST INSTRUMENT DATED MARCH 22, 2000

     Pursuant to authority granted by the Trustees, Schedule A of the Trust Instrument is amended as follows to reflect the addition of Janus Adviser Risk Managed Large Cap Growth Fund, Janus Adviser Risk Managed Large Cap Core Fund, and Janus Adviser Mid Cap Value Fund as series of Janus Adviser Series and to change the name of Janus Adviser Global Value Fund to Janus Adviser International Value Fund:


                                                              SCHEDULE A

Series of the Trust                                        Available Classes

Janus Adviser Aggressive Growth Fund                          Class I Shares
                                                              Class C Shares

Janus Adviser Balanced Fund                                   Class I Shares
                                                              Class C Shares

Janus Adviser Capital Appreciation Fund                       Class I Shares
                                                              Class C Shares

Janus Adviser Core Equity Fund                                Class I Shares
                                                              Class C Shares

Janus Adviser Flexible Income Fund                            Class I Shares
                                                              Class C Shares

Janus Adviser Growth Fund                                     Class I Shares
                                                              Class C Shares

Janus Adviser Growth and Income Fund                          Class I Shares
                                                              Class C Shares

Janus Adviser Strategic Value Fund                            Class I Shares
                                                              Class C Shares

Janus Adviser International Fund                              Class I Shares
                                                              Class C Shares

Janus Adviser International Value Fund                        Class I Shares
                                                              Class C Shares

Janus Adviser Mid Cap Value Fund                              Class I Shares
                                                              Class C Shares

Janus Adviser Money Market Fund                               Class I Shares
                                                              Class C Shares

Janus Adviser Risk Managed Large Cap Core Fund                Class I Shares
                                                              Class C Shares

Janus Adviser Risk Managed Large Cap Growth Fund              Class I Shares
                                                              Class C Shares

Janus Adviser Worldwide Fund                                  Class I Shares
                                                              Class C Shares


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